Exhibit 23.2






                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
American Bancorporation:


We consent to the use of our report  incorporated by reference herein and to the
reference   to  our   firm   under   the   heading   "Experts"   in  the   proxy
statement/prospectus.

                                                     /s/ KPMG LLP


Pittsburgh, Pennsylvania
December 4, 2001